UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2022

Processa Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39531	45-1539785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7380 Coca Cola Drive, Suite 106, Hanover, Maryland (Address of Principal Executive Office)	21076 (Zip Code)

Registrant’s telephone number, including area code: (443) 776-3133

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.0001 par value per share	PCSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Processa Pharmaceuticals, Inc. (the “Company”) is filing this Form 8-K to provide current information regarding its patent portfolio and to correct prior disclosures regarding the number of U.S. patents licensed from Elion. Accordingly, in addition to the international patents and/or international and U.S. patent applications licensed from third-party licensors, the Company currently licenses at least the following number of U.S. patents:

	CONCERT	Yuhan	Aposense	Elion	Ocuphire	Total
U.S. Patents	9	4	3	2	6	24

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCESSA PHARMACEUTICALS, INC.

/s/ David Young
Date:	May 16, 2022	David Young
Chief Executive Officer